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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2006

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                    000-26719               38-3360865
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)            Identification Number)



310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                     49504
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          616-406-3000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 19, 2006, the Board of Directors of Mercantile Bank Corporation ("Mercantile") adopted, subject to receiving shareholder approval, the Stock Incentive Plan of 2006 (the "Plan"). The Plan authorizes the Compensation Committee of the Board of Directors, or the Board of Directors, to grant equity-based incentives to directors and employees of Mercantile and its subsidiaries. These equity-based incentives may include stock options, stock appreciation rights, restricted stock units, restricted stock, stock awards, and other awards based on or related to shares of Mercantile common stock. Subject to certain anti-dilution and other adjustments, 350,000 shares of Mercantile common stock are available for awards under the Plan. No awards can be granted under the Plan after January 18, 2016.

         The Plan was approved by Mercantile's shareholders at the annual meeting of shareholders held on April 27, 2006. Accordingly, the adoption of the Plan is no longer subject to the receipt of shareholder approval, and the Plan is effective, as of January 19, 2006, the date on which it was adopted by Mercantile's Board of Directors.

         The Plan is described in Mercantile's proxy statement that was filed with the Securities and Exchange Commission for its April 27, 2006 annual meeting. A copy of the Plan is set forth in Appendix A to that proxy statement, and incorporated by reference as an exhibit to this report.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number                               Description
--------------                               -----------

      10.1 Stock Incentive Plan of 2006 is incorporated by reference to Appendix A of Mercantile's proxy statement for its April 27, 2006 annual meeting of shareholders that was filed with the Securities and Exchange Commission
                       (Commission File No. 000-26719)




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERCANTILE BANK CORPORATION


                                       By: /s/ Charles E. Christmas
                                           ------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: May 1, 2006


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                                  EXHIBIT INDEX

Exhibit Number                               Description
--------------                               -----------

      10.1 Stock Incentive Plan of 2006 is incorporated by reference to Appendix A of Mercantile's proxy statement for its April 27, 2006 annual meeting of shareholders that was filed with the Securities and Exchange Commission
                       (Commission File No. 000-26719)




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